CONFIRMATION OF CLOSING IN ESCROW

This Confirmation of Closing in Escrow will confirm that, in connection with the closing in escrow (“Closing”) today, June 16, 2005, of the sale by Nurses PRN, LLC (“Nurses PRN”) of substantially all of its assets to Nurses PRN Acquisition Corp. (the “Purchaser”), a wholly owned subsidiary of Medical Staffing Solutions, Inc. (“MSSI”), and the financing thereof by SYSTRAN Financial Services Corp. (“SYSTRAN”), the undersigned attorneys confirm that all of the documents (“Escrowed Documents”) set forth on the attached Schedule “A” have been delivered to them by or on behalf of Nurses PRN, the Members of Nurses PRN, Aftab Adamjee (“Adamjee”), MSSI, the Purchaser, and Phil P. Dodge (“Dodge”) to be held in escrow by Kirkpatrick & Lockhart Nicholson Graham (“Escrow Agent”) subject to confirmation that:

1. SYSTRAN has provided receivables financing to MSSI and the Purchaser;

2. the U.C.C. Financing Statements filed by Rockland Credit Finance LLC on the assets of Nurses PRN have been terminated;

2. the Internal Revenue Service (“IRS”) has been provided with a check for $1,600,000 by the Purchaser, the IRS has released their $1,600,000 lien on the assets of Nurses PRN, and the Escrow Agent has received on behalf of the Purchaser a copy of the Notice of Discharge of Lien provided by the IRS in connection therewith;

3. MSSI has issued to Dodge an original stock certificate for 2,500,000 shares of MSSI and provided the same to the Escrow Agent on behalf of Dodge;

4. MSSI has issued to Linda Romano (“Romano”) has received an original stock certificate for 4,750,000 shares of MSSI and provided the same to the Escrow Agent on behalf of Romano;

5. MSSI has issued to Robert Murphy (“Murphy”) has received an original stock certificate for 4,750,000 shares of MSSI and provided the same to the Escrow Agent on behalf of Murphy;

6. Escrow Agent has received on behalf of Nurses PRN, the Members of Nurses PRN, Adamjee and Purchaser, as applicable, the following original documents executed by Jeffrey Dowling (“Dowling”): Pledge and Security Agreement; Assumption Agreement; and Adamjee Joinder;

7. Escrow Agent has received on behalf of Nurses PRN, the Members of Nurses PRN and Purchaser, as applicable, the following original documents executed by Adamjee: Asset Purchase Agreement; Release of $1,016,331.32 Notes Payable; Release of Nurses PRN, Murphy and Romano; Written Consent; Member Certificate of Nurses PRN; Indemnification and Guaranty Agreement; Letter re Section 1.7; and Joinder;

8. Escrow Agent has received on behalf of Nurses PRN, the Members of Nurses PRN and Purchaser, as applicable, the following original documents executed by Dodge: Asset Purchase Agreement; and Release;

9. the amended Dowling U.C.C. Financing Statement on the assets of Nurses PRN has been filed.

Each of the additional documents set forth above shall also be held in escrow by the Escrow Agent until each item set forth above has occurred, at which time the Escrow Agent shall release each of the Escrowed Documents and each of the documents set forth above to the applicable intended party.

/s/ Jacqueline G. Hodes
Jacqueline G. Hodes, Esq.
Attorney for Purchaser and MSSI

/s/ Ellis Summers
Ellis Summers, Esq.
Attorney for Nurses PRN

SCHEDULE “A”

ESCROW DOCUMENTS

Each of the following executed documents is an original unless otherwise specifically indicated:

(1)  5 - executed Asset Purchase Agreement (executed by Romano, Murphy, Nurses PRN, LLC, Medical Staffing Solutions, Inc. and Nurses PRN Acquisition Corp.)

(2) 1 - Romano’s Limited Power of Attorney

(3) 1 - faxed copy of Phil Dodge Release

(4) 2 - Romano Employment Agreements

(5) 2 - Murphy Employment Agreements

(6) 2 - Romano Nurses PRN Releases

(7) 2 - Murphy Nurses PRN Releases

(8) 3 - Representing Members’ Certificates

(9) 1 - MSSI Board Consent

(10) 2 - Nurses PRN Officer’s Certificate (7.4)

(11) 1 - Bill of Sale

(12) 1 - Assignment and Assumption Agreement

(13) 2 - Purchaser Officer’s Certificate

(14) 2 - Purchaser Board Consent

(15) 2 - MSSI Officer’s Certificate

(16) 1 - MSSI Guaranty of Payment of Adamjee Note

(17) 1 - Adamjee Note

(18) 2 - Nurses PRN Board Consents (executed by Romano and Murphy, with fax copy of Adamjee signature)

(19) 1 - Letter re Contingent Consideration executed by Romano (pursuant to Power of Attorney) and Murphy, with Adamjee faxed signature

(20) 1 - MSSI Guaranty of Dowling Note

(21) 3 - Dowling Assumption Agreements (executed by Nurses PRN and Purchaser)

(22) 1 - Dowling Stock Power (executed by Romano and Murphy)

(23) 1 - Dowling Guaranty (executed by Romano and Murphy)

(24) 1 - Pledge and Security Agreement (executed by Romano and Murphy)